UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 30, 2005

Kana Software, Inc.

(Exact Name of the Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-27163	77-0435679
(Commission File Number)	(IRS Employer Identification No.)

181 Constitution Drive, Menlo Park, CA	94025
(Address of Principal Executive Offices)	(Zip Code)

(650) 614-8300

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

(1) Common Stock and Warrant Purchase Agreement; Stock Purchase Warrants

On September 29, 2005, Kana Software, Inc. (“KANA”) entered into a Common Stock and Warrant Purchase Agreement (the “Purchase Agreement”) with institutional investors NightWatch Capital Partners, LP, NightWatch Capital Partners II, LP (both NightWatch Capital Partners entities to be referred as “NightWatch”) and RHP Master Fund, Ltd. (“RHP,” and collectively with NightWatch, the “Investors”) who had invested an aggregate of approximately $2,400,000 in KANA pursuant to an equity financing that closed on June 30, 2005.

Under the Purchase Agreement, KANA agreed to issue to the Investors $4,000,000 of units (the “Units”), with each Unit consisting of (i) one (1) share of KANA’s common stock, par value $0.001 (the “Common Stock”), and (ii) 0.36 of a warrant, at a purchase price per Unit of $1.5227 and for an aggregate of 2,626,912 shares of Common Stock and an aggregate of 945,687 shares of Common Stock that can be purchased pursuant to the exercise of the Stock Purchase Warrants (the “Warrants”) at an exercise price of $2.284 per share. The Warrants will become exercisable on March 28, 2006 and will expire on September 29, 2010.

In the event KANA’s Common Stock is delisted from The NASDAQ National Market due to KANA’s failure to file its Quarterly Report on Form 10-Q for the quarters ended March 31, 2005, June 30, 2005 and September 30, 2005, KANA has agreed to adjust the purchase price per Unit (through issuance of additional Units to the Investors) at a price equal the volume weighted average trading price per share of Common Stock for the three (3) consecutive trading day period immediately following the day on which KANA issues a press release announcing the delisting, provided, that the adjusted purchase price per Unit shall in no event be less than $0.95.

Furthermore, so long as NightWatch owns in excess of 12.5% of the issued and outstanding Common Stock, from and after September 30, 2005, it shall have the right to appoint one (1) member to KANA’s Board of Directors; provided, however, that any board member appointed by NightWatch shall be subject to the approval of KANA’s Board of Directors, which approval shall not be unreasonably withheld.

(2) Registration Rights Agreement

In connection with the Purchase Agreement, KANA entered into a Registration Rights Agreement with the Investors on September 29, 2005 pursuant to which KANA agreed to file, within twenty (20) days following the filing of KANA’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2005, a registration statement covering the resale of Common Stock and shares of Common Stock issuable upon the exercise of the Warrants (the “Registrable

Securities”). If KANA’s registration statement is not declared effective within 120 days from September 29, 2005, then KANA will pay the Investors liquidated damages pursuant to the terms of the Registration Rights Agreement until the registration statement is declared effective.

(3) Amended and Restated Warrants

On September 29, 2005, KANA amended and restated the Stock Purchase Warrants that it entered into with the Investors on June 30, 2005 (the “Amended Warrants”) such that the Amended Warrants will become exercisable on March 28, 2006 and will expire on September 29, 2010.

(4) Amendment to the Registration Rights Agreement

On September 29, 2005, KANA amended the Registration Rights Agreement that it entered into with the Investors on June 25, 2005. The Registration Rights Agreement dated June 25, 2005 was amended to coincide the deadline for the filing date and the effective date of the registration statement with the dates in the Registration Rights Agreement dated September 29, 2005.

The foregoing is a summary of the terms and conditions of the Purchase Agreement, the Warrants, the Registration Rights Agreement, the Amended Warrants and the Amendment to the Registration Rights Agreement and does not purport to be complete. The foregoing is also qualified in its entirety by reference to the above-mentioned agreements, copies of which are filed as exhibits to this Current Report on Form 8-K and are incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

On September 29, 2005, KANA completed a private placement of unregistered securities to the Investors pursuant to which the Investors paid KANA an aggregate of approximately $4,000,000 to purchase 2,626,912 shares of Common Stock at $1.5227 per share and Warrants to purchase up to 945,687 shares of Common Stock at an exercise price of $ 2.284 per share.

In connection with the private placement, KANA relied on an exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506 promulgated thereunder. The Investors represented to KANA that they were “accredited investors” as defined in Rule 501(a) promulgated in the Securities Act and that they were purchasing the Registrable Securities for their own account and not with a present view towards the public sale or distribution thereof.

As described in Item 1.01 of this Current Report on Form 8-K, the Warrants will become exercisable on March 28, 2006 and will expire on September 29, 2010.

Copies of the Purchase Agreement, the Warrants and the Registration Rights Agreement are filed as exhibits to this Current Report on Form 8-K, and are incorporated herein by reference.

Item 8.01. Other Events.

On September 30, 2005, KANA issued a press release attached to this Current Report on Form 8-K as Exhibit 99.01 which relates to the private placement under the Purchase Agreement and is hereby incorporated by reference.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

Number	Description
10.01	Common Stock and Warrant Purchase Agreement, dated as of September 29, 2005, by and among Kana Software, Inc. and each of the Buyers set forth on the signature pages thereto.

10.02	Registration Rights Agreement, dated as of September 29, 2005, by and among Kana Software, Inc. and each of the Buyers set forth on the signature pages thereto.

10.03	Form of Stock Purchase Warrant issued by Kana Software, Inc. to NightWatch Capital Partners, LP and NightWatch Capital Partners II, LP in connection with the Common Stock and Warrant Purchase Agreement, dated as of September 29, 2005.

10.04	Stock Purchase Warrant issued by Kana Software, Inc. to RHP Master Fund, Ltd. in connection with the Common Stock and Warrant Purchase Agreement, dated as of September 29, 2005.

10.05	Amendment to the Registration Rights Agreement, dated September 29, 2005.

10.06	Form of Amended and Restated Stock Purchase Warrant issued by Kana Software, Inc. to NightWatch Capital Partners, LP and NightWatch Capital Partners II, LP, dated September 29, 2005.

10.07	Amended and Restated Stock Purchase Warrant issued by Kana Software, Inc. to RHP Master Fund, Ltd., dated September 29, 2005.

99.01	Press release dated September 30, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

KANA SOFTWARE, INC.

By:	/s/ John Thompson John Thompson Chief Financial Officer

Date: October 3, 2005

EXHIBIT INDEX

Number	Description
10.01	Common Stock and Warrant Purchase Agreement, dated as of September 29, 2005, by and among Kana Software, Inc. and each of the Buyers set forth on the signature pages thereto.

10.02	Registration Rights Agreement, dated as of September 29, 2005, by and among Kana Software, Inc. and each of the Buyers set forth on the signature pages thereto.

10.03	Form of Stock Purchase Warrant issued by Kana Software, Inc. to NightWatch Capital Partners, LP and NightWatch Capital Partners II, LP in connection with the Common Stock and Warrant Purchase Agreement, dated as of September 29, 2005.

10.04	Stock Purchase Warrant issued by Kana Software, Inc. to RHP Master Fund, Ltd. in connection with the Common Stock and Warrant Purchase Agreement, dated as of September 29, 2005.

10.05	Amendment to the Registration Rights Agreement, dated September 29, 2005.

10.06	Form of Amended and Restated Stock Purchase Warrant issued by Kana Software, Inc. to NightWatch Capital Partners, LP and NightWatch Capital Partners II, LP, dated September 29, 2005.

10.07	Amended and Restated Stock Purchase Warrant issued by Kana Software, Inc. to RHP Master Fund, Ltd., dated September 29, 2005.

99.01	Press release dated September 30, 2005.